UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08294

ALLIANCEBERNSTEIN EXCHANGE RESERVES
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2006

Date of reporting period:   September 30, 2006


ITEM 1.   REPORTS TO STOCKHOLDERS.


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ANNUAL REPORT
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN EXCHANGE RESERVES

ANNUAL REPORT

SEPTEMBER 30, 2006

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS



-------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

DISTRIBUTION OF THIS REPORT OTHER THAN TO SHAREHOLDERS MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS, WHICH CONTAINS FURTHER INFORMATION ABOUT THE FUND.

-------------------------------------------------------------------------------

THE FUND FILES ITS COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE COMMISSION FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE FUND'S FORMS N-Q ARE AVAILABLE ON THE COMMISSION'S WEB SITE AT WWW.SEC.GOV. THE FUND'S FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC; INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (800) SEC-0330.

ALLIANCEBERNSTEIN INVESTMENTS, INC. IS AN AFFILIATE OF ALLIANCEBERNSTEIN L.P., THE MANAGER OF THE ALLIANCEBERNSTEIN FUNDS, AND IS A MEMBER OF THE NASD.

ALLIANCEBERNSTEIN(R) AND THE AB LOGO ARE REGISTERED TRADEMARKS AND SERVICE MARKS USED BY PERMISSION OF THE OWNER, ALLIANCEBERNSTEIN L.P.



FUND EXPENSES

                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                            BEGINNING                         ENDING
                          ACCOUNT VALUE                   ACCOUNT VALUE                   EXPENSES PAID
                          APRIL 1, 2006                SEPTEMBER 30, 2006                 DURING PERIOD*
                ------------------------------   -------------------------------   ---------------------------
                  ACTUAL        HYPOTHETICAL       ACTUAL       HYPOTHETICAL**       ACTUAL      HYPOTHETICAL
                -----------   ----------------   -----------   -----------------   -----------   -------------
CLASS A            $1,000          $1,000         $1,022.39        $1,020.51          $4.61          $4.61
CLASS B            $1,000          $1,000         $1,020.12        $1,018.05          $7.09          $7.08
CLASS C            $1,000          $1,000         $1,021.39        $1,019.50          $5.62          $5.62
ADVISOR CLASS      $1,000          $1,000         $1,023.95        $1,022.01          $3.09          $3.09
CLASS R            $1,000          $1,000         $1,021.19        $1,020.16          $4.97          $4.96
CLASS K            $1,000          $1,000         $1,022.83        $1,021.66          $3.45          $3.45
CLASS I            $1,000          $1,000         $1,024.07        $1,023.06          $2.03          $2.03


* Expenses are equal to the classes' annualized expense ratios of 0.91%, 1.40%, 1.11%, 0.61%, 0.98%, 0.68% and 0.40%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


1


PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2006

                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

   PRINCIPAL
    AMOUNT
    (000)     SECURITY                                  YIELD             VALUE
-------------------------------------------------------------------------------
              COMMERCIAL PAPER-81.4%
              ALLIED IRISH BANKS
   $  7,100   11/30/06(a)                                5.25%    $   7,037,875
              AMERICAN GENERAL
              FINANCE CORP.
     15,500   12/18/06                                   5.25        15,323,688
              ANGLO IRISH BANK
      7,100   11/16/06(a)                               5.285         7,052,053
              ASB BANK, LTD.
      8,600   11/20/06(a)                                5.27         8,537,053
              BANKAMERICA CORP.
     20,000   10/23/06                                   5.25        19,935,833
              BANQUE CAISSE
              D'EPARGNE
     20,000   10/11/06                                   5.25        19,970,833
              BARCLAYS USA FUNDING
              CORP.
     19,500   12/13/06                                   5.26        19,292,011
              BEAR STEARNS CO., INC.
      7,200   10/30/06                                   5.29         7,169,318
              CAISSE NATIONALE DES
              CAISSES
      8,500   11/15/06(a)                               5.265         8,444,059
              CITIGROUP FUNDING, INC.
     19,900   10/03/06                                   5.26        19,894,185
              DANSKE CORP.
      8,700   10/10/06(a)                                5.27         8,688,538
              DEXIA DELAWARE LLC
      8,500   10/23/06                                   5.25         8,472,729
              DRESDNER US FINANCE
      7,100   12/06/06                                   5.25         7,031,663
              FALCON ASSET
              SECURITIZATION
     18,500   11/15/06(a)                                5.26        18,378,363
              FOUNTAIN SQUARE
              COMMERCE FUNDING
     19,600   10/24/06(a)                                5.27        19,534,008
              GALAXY FUNDING, INC.
     20,000   12/19/06(a)                                5.25        19,769,583
              GENERAL ELECTRIC CAPITAL
              CORP.
     19,700   11/27/06                                   5.26        19,535,932
              HSBC FINANCE CORP.
     19,900   10/04/06                                   5.25        19,891,294
              ING INSURANCE HOLDINGS,
              INC.
      8,500   10/25/06                                  5.245         8,470,278
              K2 CORP.
     15,300   11/08/06(a)                               5.265        15,214,970
              METLIFE, INC.
      8,600   10/02/06                                   5.34         8,598,724
              OLD LINE FUNDING CORP.
      8,500   11/02/06(a)                                5.26         8,460,258
              PRUDENTIAL PLC
     20,000   11/09/06(a)                                5.26        19,886,033
              RABOBANK FINANCIAL
              CORP.
     15,000   10/02/06                                   5.35        14,997,771
              REGIONS BANK
      7,000   12/14/06                                   5.31         7,000,000
              SAN PAOLO FINANCE
      7,000   10/12/06                                   5.24         6,988,792
              SANTANDER CENTRAL
              HISPANO
      8,600   11/03/06                                   5.27         8,558,455
              SOCIETE GENERALE
      7,000   10/05/06                                  5.245         6,995,921
              TOYOTA MOTOR CREDIT CO.
     19,600   11/14/06                                   5.25        19,474,233
              UBS FINANCIAL DELAWARE
              LLC
      9,100   10/02/06                                   5.34         9,098,650
              WESTPAC BANKING CORP.
      7,200   11/10/06                                  5.275         7,157,800

              Total Commercial Paper
              (amortized cost
              $394,860,903)                                         394,860,903

              CERTIFICATES OF
              DEPOSIT-14.8%
              BANCO BILBAO VIZCAYA
      8,700   10/23/06                                   5.50         8,700,000
              CAYLON NORTH AMERICA,
              INC.
     19,800   10/24/06                                  5.295        19,800,000
              CREDIT SUISSE FIRST
              BOSTON, INC.
      7,000   10/17/06                                   5.29         7,000,000
              DEPKA BANK PLC
      8,600   11/17/06(a)                               5.335         8,600,000
              NORINCHUKIN BANK
      7,100   12/05/06                                   5.36         7,100,000
              ROYAL BANK OF
              SCOTLAND PLC
     13,400   1/12/07                                   4.755        13,400,183
              UNION BANK OF CALIFORNIA
      7,200   10/16/06                                   5.30         7,200,000

              Total Certificates Of
              Deposit
              (amortized cost
              $71,800,183)                                           71,800,183


2


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
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  PRINCIPAL
   AMOUNT
    (000)     SECURITY                                  YIELD             VALUE
-------------------------------------------------------------------------------
              FLOATING RATE
              NOTES-3.9%
              CC USA, INC.
    $ 9,300   1/10/07(a)                                5.447%    $   9,300,000
              WACHOVIA BANK
      9,500   3/30/07                                   5.459         9,500,062

              Total Floating Rate Notes
              (amortized cost
              $18,800,062)                                           18,800,062

              TOTAL
              INVESTMENTS-100.1%
              (amortized cost
              $485,461,148)                                         485,461,148
              Other assets less
              liabilities-(0.1)%                                       (623,426)

              NET ASSETS-100.0%                                   $ 484,837,722


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the aggregate market value of these securities amounted to $158,902,793 or 32.8% of net assets.

See notes to financial statements.


3


STATEMENT OF ASSETS & LIABILITIES
SEPTEMBER 30, 2006

                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------


ASSETS
  Investments in securities, at value (cost $485,461,148)         $ 485,461,148
  Cash                                                                   61,278
  Interest receivable                                                 1,091,193
  Receivable for capital stock sold                                   1,316,178
  Total assets                                                      487,929,797

LIABILITIES
  Payable for capital stock redeemed                                  2,549,085
  Transfer Agent fee payable                                            223,476
  Distribution fee payable                                              130,972
  Advisory fee payable                                                   99,835
  Administrative fee payable                                             19,777
  Dividends payable                                                         564
  Accrued expenses                                                       68,366
  Total liabilities                                                   3,092,075
NET ASSETS                                                        $ 484,837,722

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     484,829
  Additional paid-in capital                                        484,378,908
  Accumulated net realized loss on investment transactions              (26,015)
                                                                  $ 484,837,722

NET ASSET VALUE PER SHARE--UNLIMITED SHARES AUTHORIZED, $0.001 PAR VALUE

                                         SHARES          NET ASSET
CLASS              NET ASSETS         OUTSTANDING          VALUE
-----------------------------------------------------------------------
A                $ 278,348,484        278,341,874          $ 1.00
B                $  78,516,848         78,514,388          $ 1.00
C                $  29,933,612         29,932,455          $ 1.00
ADVISOR          $  93,907,566         93,908,948          $ 1.00
R                $      38,214             38,213          $ 1.00
K                $     756,749            756,729          $ 1.00
I                $   3,336,249          3,336,221          $ 1.00


See notes to financial statements.


4


STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2006

                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest                                                         $ 22,346,645

EXPENSES
  Advisory fee                                       1,180,468
  Distribution fee--Class A                            780,111
  Distribution fee--Class B                            936,901
  Distribution fee--Class C                            215,733
  Distribution fee--Class R                                158
  Distribution fee--Class K                              5,172
  Transfer agency--Class A                             691,261
  Transfer agency--Class B                             268,910
  Transfer agency--Class C                              75,806
  Transfer agency--Advisor Class                       228,393
  Transfer agency--Class R                                  58
  Transfer agency--Class K                               4,039
  Transfer agency--Class I                               1,948
  Custodian                                            184,766
  Registration fees                                     79,513
  Administrative                                        77,500
  Audit                                                 37,523
  Legal                                                 35,562
  Printing                                              34,157
  Trustees' fees                                        30,955
  Miscellaneous                                         22,751
  Total expenses                                     4,891,685
  Less: expenses waived (see Note C)                  (306,136)
  Less: expense offset arrangement (see Note B)        (32,792)
  Net expenses                                                        4,552,757
  Net investment income                                              17,793,888

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 17,793,888


See notes to financial statements.


5


STATEMENT OF CHANGES IN NET ASSETS

                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------


                                                   YEAR ENDED       YEAR ENDED
                                                  SEPTEMBER 30,    SEPTEMBER 30,
                                                      2006             2005
                                                 -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                          $  17,793,888    $  16,582,505
  Net realized loss on investment transactions              -0-          (4,164)
  Net increase in net assets from operations        17,793,888       16,578,341

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A                                         (9,941,879)      (4,372,551)
    Class B                                         (3,093,858)      (1,849,002)
    Class C                                         (1,045,392)        (522,685)
    Advisor Class                                   (3,552,264)      (9,837,522)
    Class R                                             (1,249)            (144)
    Class K                                            (86,824)            (140)
    Class I                                            (72,422)            (461)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net decrease                                      (3,252,389)    (326,787,388)
  Total decrease                                    (3,252,389)    (326,791,552)

NET ASSETS
  Beginning of period                              488,090,111      814,881,663
  End of period                                  $ 484,837,722    $ 488,090,111


See notes to financial statements.


6


NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2006

                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES

AllianceBernstein Exchange Reserves (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund's investment objective is to provide maximum current income to the extent consistent with safety of principal and liquidity. The Fund offers, as described in the prospectus, Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan.

Class A shares are sold for cash without an initial sales charge at the time of purchase. On cash purchases of $1,000,000 or more, however, a contingent deferred sales charge ("CDSC") equal to 1% of the lesser of net asset value at the time of redemption or original cost if redeemed within one year may be charged. Class A shares may be exchanged for Class A shares of other AllianceBernstein Mutual Funds, subject, in the case of Class A shares of the Fund that were purchased for cash, to any applicable initial sales charge at the time of exchange. Class A shares of the Fund also are offered in exchange for Class A shares of other AllianceBernstein Mutual Funds without any sales charge at the time of purchase, but on Class A shares that were received in exchange for AllianceBernstein Mutual Fund Class A shares that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more, a 1% CDSC may be assessed if shares of the Fund are redeemed within one year of the AllianceBernstein Mutual Fund Class A shares originally purchased for cash.

Class B shares are sold for cash, to the extent described in the prospectus, without an initial sales charge. However, a CDSC is charged if shares are redeemed within four years after purchase. The CDSC charge declines from 4% to zero depending on the period of time the shares are held. Class B shares purchased for cash will automatically convert to Class A shares after eight years. Class B shares may be exchanged, to the extent described in the prospectus, for Class B shares of other AllianceBernstein Mutual Funds. Class B shares also are offered in exchange, to the extent described in the prospectus, for Class B shares of other AllianceBernstein Mutual Funds without an initial sales charge. However, a CDSC may be charged if shares are redeemed within a certain number of years of the original purchase of AllianceBernstein Mutual Fund Class B shares. When redemption occurs, the applicable CDSC schedule is that which applied to the AllianceBernstein Mutual Fund Class B shares originally purchased for cash at the time of their purchase.

Class C shares are sold for cash or in exchange for Class C shares of another AllianceBernstein Mutual Fund without an initial sales charge at the time of purchase. Class C shares are subject to a CDSC of 1% on redemptions made within the first year after purchase. Class C shares do not convert to any other class of shares of the Fund. Class C shares may be exchanged for Class C shares of other AllianceBernstein Mutual Funds.

Advisor Class shares are sold for cash or in exchange for Advisor Class shares of another AllianceBernstein Mutual Fund without an initial sales charge or CDSC and are not subject to ongoing distribution expenses.

Class R, Class K, and Class I shares are sold for cash or in exchange of the same class of shares of another AllianceBernstein Mutual Fund without an initial sales charge or CDSC. Class I shares are not subject to ongoing distribution expenses.

The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. VALUATION OF SECURITIES

Securities in which the Fund invests are traded primarily in the over-the-counter market and are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a constant basis to maturity.


7


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

2. TAXES

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to its shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. DIVIDENDS

The Fund declares dividends daily and automatically reinvests such dividends in additional shares at net asset value. Net realized capital gains on investments, if any, are expected to be distributed near year end.

4. CLASS ALLOCATIONS

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Interest income is accrued daily. Investment transactions are recorded on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund pays AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.), (the "Adviser") an advisory fee at the annual rate of .25% on the first $1.25 billion of average daily net assets; ..24% on the next $.25 billion; .23% on the next $.25 billion; .22% on the next $.25 billion; .21% on the next $1 billion; and .20% in excess of $3 billion. In addition to the advisory fee, the Fund also reimburses the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended September 30, 2006, such reimbursements totaled $77,500.

For the year ended September 30, 2006, the Fund's expenses were reduced by $32,792 under an expense offset arrangement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS").

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received $6,438, $177,317, and $10,879 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B, and Class C shares, respectively, for the year ended September 30, 2006.

The Fund compensates ABIS, a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $604,100 for the year ended September 30, 2006.

NOTE C: DISTRIBUTION SERVICES AGREEMENT

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of .30% of the Fund's average daily net assets


8


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

attributable to Class A shares, 1.00% of the average daily net assets attributable to Class B shares and .75% of the average daily net assets attributable to Class C shares, .50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares. For the year ended September 30, 2006, the Distributor has voluntarily agreed to waive a portion of the distribution fees in the amount of $234,225 and $71,911 and the effective annual rate is ..75% and .50% for the Class B and Class C shares, respectively.

NOTE D: INVESTMENT TRANSACTIONS, INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

At September 30, 2006, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. At September 30, 2006, the Fund had a capital loss carryforward of $26,015, of which $21,851 expires in 2010, $3,012 expires in the year 2013 and $1,152 expires in 2014. To the extent that any net capital loss carryforward is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders. The dividends paid by the Fund for the year ended September 30, 2006 are deemed to be ordinary income for federal income tax purposes.

NOTE E: TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Transactions, all at $1.00 per share, were as follows:

                                                            CLASS A
                                                 ------------------------------
                                                   YEAR ENDED       YEAR ENDED
                                                  SEPTEMBER 30,    SEPTEMBER 30,
                                                      2006             2005
                                                 -------------    -------------
Shares sold                                        226,984,674      245,043,596
Shares issued on reinvestment of dividends           9,941,879        4,372,552
Shares converted from Class B                        7,727,360        8,734,515
Shares redeemed                                   (230,403,710)    (267,074,835)
Net increase (decrease)                             14,250,203       (8,924,172)

                                                             CLASS B
                                                 ------------------------------
                                                   YEAR ENDED       YEAR ENDED
                                                  SEPTEMBER 30,    SEPTEMBER 30,
                                                      2006             2005
                                                 -------------    -------------
Shares sold                                         44,543,745       47,409,422
Shares issued on reinvestment of dividends           3,093,858        1,849,002
Shares converted to Class A                         (7,727,360)      (8,734,515)
Shares redeemed                                    (73,108,258)    (108,497,191)
Net decrease                                       (33,198,015)     (67,973,282)


9


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

                                                            CLASS C
                                                 ------------------------------
                                                   YEAR ENDED       YEAR ENDED
                                                  SEPTEMBER 30,    SEPTEMBER 30,
                                                      2006             2005
                                                 -------------    -------------
Shares sold                                         27,278,236       23,550,722
Shares issued on reinvestment of dividends           1,045,392          522,685
Shares redeemed                                    (26,656,275)     (36,357,125)
Net increase (decrease)                              1,667,353      (12,283,718)

                                                          ADVISOR CLASS
                                                 ------------------------------
                                                   YEAR ENDED       YEAR ENDED
                                                  SEPTEMBER 30,    SEPTEMBER 30,
                                                      2006             2005
                                                 -------------    -------------
Shares sold                                         24,231,227      305,280,901
Shares issued on reinvestment of dividends           3,552,264        9,837,522
Shares redeemed                                    (17,589,385)    (553,056,767)
Net increase (decrease)                             10,194,106     (237,938,344)

                                                             CLASS R
                                                 ------------------------------
                                                                     MARCH 1,
                                                   YEAR ENDED      2005 (A) TO
                                                  SEPTEMBER 30,    SEPTEMBER 30,
                                                      2006             2005
                                                 -------------    -------------
Shares sold                                            794,566           14,746
Shares issued on reinvestment of dividends               1,249              144
Shares redeemed                                       (772,157)            (335)
Net increase                                            23,658           14,555

                                                            CLASS K
                                                 ------------------------------
                                                                     MARCH 1,
                                                   YEAR ENDED      2005 (A) TO
                                                  SEPTEMBER 30,    SEPTEMBER 30,
                                                      2006             2005
                                                 -------------    -------------
Shares sold                                         12,460,040           10,100
Shares issued on reinvestment of dividends              86,824              140
Shares redeemed                                    (11,800,243)            (132)
Net increase                                           746,621           10,108

                                                             CLASS I
                                                 ------------------------------
                                                                     MARCH 1,
                                                   YEAR ENDED      2005 (A) TO
                                                  SEPTEMBER 30,    SEPTEMBER 30,
                                                      2006             2005
                                                 -------------    -------------
Shares sold                                          3,566,899          388,491
Shares issued on reinvestment of dividends              72,422              460
Shares redeemed                                       (610,565)         (81,486)
Net increase                                         3,028,756          307,465


(a) Commencement of distributions.


10


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

NOTE F: RISKS INVOLVED IN INVESTING IN THE FUND

Interest Rate Risk and Credit Risk--The Fund's primary risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund's yield as the securities mature or are sold and the Fund purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seek to maintain stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Fund's invests in highly-rated securities to minimize credit risk.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G: LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

A special committee of the Adviser's Board of Trustees, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various


12


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

NOTE H: CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On June 14, 2006, KPMG LLP ("KPMG") was selected as the Fund's independent registered public accounting firm for the 2006 fiscal year. A majority of the Fund's Board of Trustees, including a majority of the Independent Trustees, approved the appointment of KPMG. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for each of the years ended September 30, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.

NOTE I: RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


14


FINANCIAL HIGHLIGHTS

                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .0381        .0161        .0008(a)     .0040(a)     .0100
Net realized gain (loss) on investment
  transactions (b)                                -0-          -0-          -0-          -0-          -0-
Net increase in net asset value from
  operations                                   .0381        .0161        .0008        .0040        .0100

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income          (.0381)      (.0161)      (.0008)      (.0040)      (.0100)
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-          -0-          -0-(b)
Total dividends and distributions             (.0381)      (.0161)      (.0008)      (.0040)      (.0100)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on
  net asset value (c)                           3.87%        1.63%         .09%         .37%        1.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                 $278         $264         $273         $362         $786
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements        .91%(e)     1.13%        1.11%         .95%         .97%
  Expenses, before waivers/reimbursements        .91%(e)     1.13%        1.15%        1.03%         .97%
  Net investment income                         3.82%(e)     1.62%         .08%(a)      .40%(a)      .99%


See footnote summary on page 21.


15


FINANCIAL HIGHLIGHTS (CONTINUED)

                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS B
                                            ----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                            ----------------------------------------------------------------
                                                2006          2005         2004         2003         2002
                                            -----------   -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00         $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .0336(a)      .0137(a)     .0003(a)     .0011(a)     .0051
Net realized gain (loss) on investment
  transactions (b)                                -0-           -0-          -0-          -0-          -0-
Net increase in net asset value from
  operations                                   .0336         .0137        .0003        .0011        .0051

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income          (.0336)       (.0137)      (.0003)      (.0011)      (.0051)
Distributions from net realized gain
  on investment transactions                      -0-           -0-          -0-          -0-          -0-(b)
Total dividends and distributions             (.0336)       (.0137)      (.0003)      (.0011)      (.0051)
Net asset value, end of period                 $1.00         $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on
  net asset value (c)                           3.41%         1.38%         .04%         .10%         .51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                  $79          $112         $180         $293         $432
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.40%(e)      1.36%        1.16%        1.24%        1.48%
  Expenses, before waivers/reimbursements       1.65%(e)      1.61%        1.65%        1.54%        1.48%
  Net investment income                         3.30%(a)(e)   1.31%(a)      .03%(a)      .11%(a)      .51%


See footnote summary on page 21.


16


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS C
                                            ----------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                            ----------------------------------------------------------------
                                                2006          2005         2004         2003         2002
                                            -----------   -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00         $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .0361(a)      .0161(a)     .0008(a)     .0017(a)     .0075
Net realized gain (loss) on investment
  transactions (b)                                -0-           -0-          -0-          -0-          -0-
Net increase in net asset value from
  operations                                   .0361         .0161        .0008        .0017        .0075

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income          (.0361)       (.0161)      (.0008)      (.0017)      (.0075)
Distributions from net realized gain
  on investment transactions                      -0-           -0-          -0-          -0-          -0-(b)
Total dividends and distributions             (.0361)       (.0161)      (.0008)      (.0017)      (.0075)
Net asset value, end of period                 $1.00         $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on
  net asset value (c)                           3.67%         1.63%         .09%         .15%         .76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                  $30           $28          $41          $68         $108
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.11%(e)      1.12%        1.11%        1.18%        1.22%
  Expenses, before waivers/reimbursements       1.36%(e)      1.37%        1.40%        1.29%        1.22%
  Net investment income                         3.63%(a)(e)   1.59%(a)      .08%(a)      .17%(a)      .77%


See footnote summary on page 21.


17


FINANCIAL HIGHLIGHTS (CONTINUED)

                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     ADVISOR CLASS
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED SEPTEMBER 30,
                                            ---------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $1.00        $1.00        $1.00        $1.00        $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .0411        .0211        .0055        .0076        .0150
Net realized gain (loss) on investment
  transactions (b)                                -0-          -0-          -0-          -0-          -0-
Net increase in net asset value from
  operations                                   .0411        .0211        .0055        .0076        .0150

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income          (.0411)      (.0211)      (.0055)      (.0076)      (.0150)
Distributions from net realized gain
  on investment transactions                      -0-          -0-          -0-          -0-          -0-(b)
Total dividends and distributions             (.0411)      (.0211)      (.0055)      (.0076)      (.0150)
Net asset value, end of period                 $1.00        $1.00        $1.00        $1.00        $1.00

TOTAL RETURN
Total investment return based on
  net asset value (c)                           4.19%        2.14%         .55%         .78%        1.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)          $94          $84         $322         $280         $234
Ratio of expenses to average net assets          .61%(e)      .55%         .64%         .55%         .48%
Net investment income                           4.13%(e)     2.17%         .55%         .76%        1.39%


See footnote summary on page 21.


18


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                             CLASS R
                                                   ---------------------------
                                                       YEAR         MARCH 1,
                                                       ENDED       2005(F) TO
                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                       2006           2005
                                                   ------------   ------------
Net asset value, beginning of period                  $1.00          $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                 .0372          .0126
Net realized gain on investment transactions (b)         -0-            -0-
Net increase in net asset value from operations       .0372          .0126

LESS: DIVIDENDS
Dividends from net investment income                 (.0372)        (.0126)
Net asset value, end of period                        $1.00          $1.00

TOTAL RETURN
Total investment return based on net asset
  value (c)                                            3.79%          1.26%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                $38            $15
Ratio of expenses to average net assets                 .98%(e)       1.13%(d)
Net investment income                                  3.95%(e)       2.09%(d)


See footnote summary on page 21.


19


FINANCIAL HIGHLIGHTS (CONTINUED)

                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                             CLASS K
                                                   ---------------------------
                                                       YEAR         MARCH 1,
                                                       ENDED       2005(F) TO
                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                       2006           2005
                                                   ------------   ------------
Net asset value, beginning of period                  $1.00          $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                 .0417          .0140
Net realized gain on investment transactions (b)         -0-            -0-
Net increase in net asset value from operations       .0417          .0140

LESS: DIVIDENDS
Dividends from net investment income                 (.0417)        (.0140)
Net asset value, end of period                        $1.00          $1.00

TOTAL RETURN
Total investment return based on net asset
  value (c)                                            4.25%          1.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $757            $10
Ratio of expenses to average net assets                 .68%(e)        .80%(d)
Net investment income                                  4.20%(e)       2.37%(d)


See footnote summary on page 21.


20


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                             CLASS I
                                                   ---------------------------
                                                       YEAR         MARCH 1,
                                                       ENDED       2005(F) TO
                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                       2006           2005
                                                   ------------   ------------
Net asset value, beginning of period                  $1.00          $1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                 .0424          .0154
Net realized gain on investment transactions (b)         -0-            -0-
Net increase in net asset value from operations       .0424          .0154

LESS: DIVIDENDS
Dividends from net investment income                 (.0424)        (.0154)
Net asset value, end of period                        $1.00          $1.00

TOTAL RETURN
Total investment return based on net asset
  value (c)                                            4.33%          1.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)             $3,336           $307
Ratio of expenses to average net assets                 .40%(e)        .66%(d)
Net investment income                                  4.69%(e)       2.86%(d)


(a)  Net of fees waived and expenses reimbursed.

(b)  Amount is less than $0.0001.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(f)  Commencement of distribution.


21


REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS ALLIANCEBERNSTEIN EXCHANGE RESERVES

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Exchange Reserves as of September 30, 2006, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2005 and the financial highlights for each of the years in the four-year period ended September 30, 2005 were audited by other independent registered public accountants whose report thereon, dated November 22, 2005, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Exchange Reserves as of September 30, 2006, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
November 22, 2006


TAX INFORMATION
(UNAUDITED)
-------------------------------------------------------------------------------

For foreign taxpayers, the Fund designates 99% of ordinary dividends paid as qualified interest income.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2007.


22


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN EXCHANGE RESERVES
1345 Avenue of the Americas
New York, NY 10105
Toll-Free (800) 221-5672


TRUSTEES

WILLIAM H. FOULK, JR.(1), Chairman
MARC O. MAYER, President
RUTH BLOCK(1)
DAVID H. DIEVLER(1)
JOHN H. DOBKIN(1)
MICHAEL J. DOWNEY(1)
D. JAMES GUZY(1)
NANCY P. JACKLIN(1)
MARSHALL C. TURNER, JR.(1)


OFFICERS

PHILIP L. KIRSTEIN, Senior Vice President and Independent Compliance Officer RAYMOND J. PAPERA, Senior Vice President
MARIA R. CONA, Vice President
JOHN GIAQUINTA, Vice President
JASON MOSHOS, Vice President
EMILIE D. WRAPP, Secretary
JOSEPH J. MANTINEO, Treasurer and Chief Financial Officer
THOMAS R. MANLEY, Controller


CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, MA 02111

LEGAL COUNSEL

SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, NY 10154

TRANSFER AGENT

ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

DISTRIBUTOR

ALLIANCEBERNSTEIN INVESTMENTS, INC.
1345 Avenue of the Americas
New York, NY 10105


(1) Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.


23


MANAGEMENT OF THE FUND

                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

BOARD OF TRUSTEES INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund's Trustees is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND           OTHER
  NAME, ADDRESS,                               PRINCIPAL                               COMPLEX       DIRECTORSHIP(S)
       AGE                                   OCCUPATION(S)                           OVERSEEN BY        HELD BY
 (YEAR ELECTED*)                          DURING PAST 5 YEARS                          TRUSTEE          TRUSTEE
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

Marc O.Mayer, ++                    Executive Vice President of AllianceBernstein        111        SCB Partners Inc.
1345 Avenue of the Americas         L.P. ("AllianceBernstein") since 2001                              and SCB Inc.
New York, NY 10105                  and Executive Managing Director of
49 (2003)                           AllianceBernstein Investments, Inc. ("ABI")
                                    since 2003; prior thereto he was head of
                                    AllianceBernstein Institutional Investments,
                                    a unit of AllianceBernstein from 2001-2003.
                                    Prior thereto, Chief Executive Officer of
                                    Sanford C. Bernstein & Co., LLC (institutional
                                    research and brokerage arm of Bernstein & Co.,
                                    LLC) ("SCB & Co.") and its predecessor since
                                    prior to 2001.

DISINTERESTED TRUSTEES

William H. Foulk, Jr., #,**         Investment Adviser and an Independent                113             None
P.O. Box 5060                       Consultant. Formerly, Senior Manager
Greenwich, CT 06831                 of Barrett Associates, Inc., a registered
74 (1994)                           investment adviser, with which he had been
Chairman of the Board               associated since prior to 2001. Formerly,
                                    Deputy Comptroller and Chief Investment
                                    Officer of the State of New York and, prior
                                    thereto, Chief Investment Officer of the
                                    New York Bank for Savings.

Ruth Block, #, ***                  Formerly, Executive Vice President and               100             None
500 SE Mizner Blvd.                 Chief Insurance Officer of The Equitable
Boca Raton, FL 33432                Life Assurance Society of the United States;
76 (1994)                           Chairman and Chief Executive Officer of
                                    Evlico (insurance); Director of Avon, BP
                                    (oil and gas), Ecolab Incorporated (specialty
                                    chemicals), Tandem Financial Group and Don-
                                    aldson, Lufkin & Jenrette Securities
                                    Corporation; and Governor at Large, National
                                    Association of Securities Dealers, Inc.

David H. Dievler, #                 Independent Consultant. Until December               112             None
P.O. Box 167                        1994, he was Senior Vice President of
Spring Lake, NJ 07762               AllianceBernstein Corporation ("AB Corp.")
77 (1994)                           (formerly Alliance Capital Management
                                    Corporation) responsible for mutual fund
                                    administration. Prior to joining AB Corp. in
                                    1984, he was Chief Financial Officer of
                                    Eberstadt Asset Management since 1968. Prior
                                    to that, he was a Senior Manager at Price Water-
                                    house & Co. Member of American Institute of
                                    Certified Public Accountants since 1953.


24


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

                                                                                     PORTFOLIOS
                                                                                       IN FUND           OTHER
  NAME, ADDRESS,                               PRINCIPAL                               COMPLEX       DIRECTORSHIP(S)
       AGE                                   OCCUPATION(S)                           OVERSEEN BY        HELD BY
 (YEAR ELECTED*)                          DURING PAST 5 YEARS                          TRUSTEE          TRUSTEE
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (CONTINUED)

John H. Dobkin, #                   Consultant. Formerly, President of Save             111             None
P.O. Box 12                         Venice, Inc. (preservation organization)
Annandale, NY 12504                 from 2001-2002, Senior Advisor from June
64 (1994)                           1999-June 2000 and President of Historic
                                    Hudson Valley (historic  preservation) from
                                    December 1989-May 1999. Previously,
                                    Director of the National Academy of Design
                                    and during 1988-1992, Director and Chairman
                                    of the Audit Committee of AB Corp. (formerly
                                    Alliance Capital Management Corporation).

Michael J. Downey, #                Consultant since January 2004. Formerly,            111     Asia Pacific Fund, Inc.
c/o AllianceBernstein L.P.          managing partner of Lexington Capital, LLC                   and The Merger Fund
Attn: Philip L. Kirstein            (investment advisory firm) from December 1997
1345 Avenue of the Americas         until December 2003. Prior thereto, Chairman
New York, NY 10105                  and CEO of Prudential Mutual Fund Management
62 (2005)                           from 1987 to 1993.

D. James Guzy, #                    Chairman of the Board of PLX Technology             111    Intel Corporation (semi-
P.O. Box 128                        (semi-conductors) and of SRC Computers, Inc.,               conductors), Cirrus Logic
Glenbrook, NV 89413                 with which he has been associated since prior                 Corporation (semi-
70 (2005)                           to 2001. He is also President of the Arbor                   conductors), and the
                                    Company (private family investments).                       Davis Selected Advisors
                                                                                                 Group of Mutual Funds

Nancy P. Jacklin, #                 Formerly, U.S. Executive Director of the             111             None
4046 Chancery Court, NW             International Monetary Fund (December
Washington, DC 20007                2002-May 2006); Partner, Clifford Chance
58 (2006)                           (1992-2002); Senior Counsel, International
                                    Banking and Finance, and Associate General
                                    Counsel, Citicorp (1985-1992); Assistant
                                    General Counsel (International), Federal
                                    Reserve Board of Governors (1982-1985);
                                    and Attorney Advisor, U.S. Department of the
                                    Treasury (1973-1982). Member of the Bar of
                                    the District of Columbia and of New York; and
                                    member of the Council on Foreign Relations.


25


MANAGEMENT OF THE FUND

                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

                                                                                     PORTFOLIOS
                                                                                       IN FUND           OTHER
  NAME, ADDRESS,                               PRINCIPAL                               COMPLEX       DIRECTORSHIP(S)
       AGE                                   OCCUPATION(S)                           OVERSEEN BY        HELD BY
 (YEAR ELECTED*)                          DURING PAST 5 YEARS                          TRUSTEE          TRUSTEE
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (CONTINUED)

Marshall C. Turner, Jr., #          Principal of Turner Venture Associates               111        The George Lucas
220 Montgomery Street               (venture capital and consulting) since                       Educational Foundation,
Penthouse 10                        prior to 2001. From 2003 until May 31,                     and National Datacast, Inc.
San Francisco, CA 94104             2006, he was CEO of Toppan
65 (2005)                           Photomasks, Inc., Austin, Texas
                                    (semi-conductor manufacturing services).


*  There is no stated term of office for the Fund's Trustees.

# Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

**  Member of the Fair Value Pricing Committee.

++ Mr. Mayer is an "interested trustee", as defined in the 1940 Act, due to his position as Executive Vice President of AllianceBernstein.

*** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.


26


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*           POSITION(S) HELD                PRINCIPAL OCCUPATION DURING
      AND AGE                 WITH FUND                          PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------
Marc O.Mayer             President and Chief             See biography above.
49                       Executive Officer

Philip L. Kirstein       Senior Vice President and       Senior Vice President and Independent Compliance
61                       Independent Compliance          Officer of the AllianceBernstein Funds, with which he
                         Officer                         has been associated since October 2004. Prior thereto,
                                                         he was Of Counsel to Kirkpatrick & Lockhart, LLP
                                                         from October 2003 to October 2004, and General
                                                         Counsel of Merrill Lynch Investment Managers, L.P.
                                                         since prior to 2001 until March 2003.

Raymond J. Papera        Senior Vice President           Senior Vice President of AllianceBernstein,** with
50                                                       which he has been associated since prior to 2001.

Maria R. Cona            Vice President                  Vice President of AllianceBernstein,** with which she
51                                                       has been associated since prior to 2001.

John Giaquinta           Vice President                  Administrative Officer of AllianceBernstein,** with
43                                                       which he has been associated since prior to 2001.

Jason Moshos             Vice President                  Assistant Vice President of AllianceBernstein, ** with
30                                                       which he has been associated since prior to 2001.

Emilie D. Wrapp          Secretary                       Senior Vice President, Assistant General Counsel and
51                                                       Assistant Secretary of ABI,** with which she has been
                                                         associated since prior to 2001.

Joseph J. Mantineo       Treasurer and Chief             Senior Vice President of AllianceBernstein Investor
47                       Financial Officer               Services, Inc. ("ABIS"),** with which he has been
                                                         associated since prior to 2001.

Thomas R. Manley         Controller                      Vice President of AllianceBernstein,** with which he
55                                                       has been associated since prior to 2001.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  AllianceBernstein, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 800-227-4618 for a free prospectus or SAI.


27


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND'S ADVISORY AGREEMENT

The Fund's disinterested trustees (the "trustees") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on September 13, 2006.

In preparation for the meeting, the trustees had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The trustees also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the trustees received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The trustees noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; costs to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The trustees also discussed the proposed continuance in a private session at which only the trustees, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the trustees considered all factors they believed relevant, including the following:

1. information comparing the performance of the Fund to other investment companies with similar investment objectives;

2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund;

8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;


28


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

11. the Adviser's representation that there are no institutional products managed by it which have a substantially similar investment style as the Fund;

12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

14. the terms of the Advisory Agreement.

The trustees also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors.

The trustees determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the trustees reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the trustees.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

The trustees noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the trustees, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of trustees of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the trustees on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The trustees noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The trustees considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The


29


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The trustees also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISER

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The trustees noted that the updated methodology differed in various respects from the methodology used in prior years. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the trustees that there is no generally accepted allocation methodology for information of this type.

The trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the trustees considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The trustees focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The trustees recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

FALL-OUT BENEFITS

The trustees considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The trustees noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund.

The trustees also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The trustees also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, and that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services.

The trustees recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

INVESTMENT RESULTS

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the trustees reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as com-


30


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

pared to a group of 11 to 5 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 178 to 57 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended June 30, 2006 over the 1-, 3-, 5- and 10-year periods. The trustees also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Fund as compared to the Lipper Money Market Funds Average (the "Lipper Average") for periods ended June 30, 2006 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (March 1994 inception). The trustees noted that in the Performance Group comparison on a net return basis the Fund was in the 3rd quintile in the 1- and 5-year periods, 4th quintile in the 3-year period and 2nd quintile in the 10-year period and on a gross return basis the Fund was in the 2nd quintile in the 1-year period, 3rd quintile in the 3- and 5-year periods and 4th quintile in the 10-year period, and in the Performance Universe comparison on a net return basis the Fund was in the 3rd quintile in all periods reviewed and on a gross return basis the Fund was in the 2nd quintile in the 1- and 3-year periods, 4th quintile in the 5-year period and 5th quintile in the 10-year period. The trustees further noted that the Fund underperformed the Lipper Average in all periods reviewed except in the YTD period when it outperformed the Lipper Average. Based on their review, the trustees concluded that the Fund's relative performance over time was satisfactory.

ADVISORY FEES AND OTHER EXPENSES

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the trustees that there are no institutional products advised by it which have a substantially similar investment style as the Fund. The trustees reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., fixed income taxable securities). They had previously received an oral presentation from the Adviser that supplemented such information. The trustees noted that a portfolio of another AllianceBernstein fund advised by the Adviser has a similar investment style as the Fund yet pays a significantly higher advisory fee than the Fund. The trustees further noted that the Adviser sub-advises another money market fund at a lower fee rate than the Fund, although such fund invests in different types of securities than the Fund.

The Adviser reviewed with the trustees the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups of funds in the same Lipper category created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/objective with


31


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The Lipper information included the pro forma expense ratio for Class A Shares provided by the Adviser assuming the new lower 12b-1 fee for Class A Shares (from 50 basis points to 30 basis points) implemented in October 2005 had been in effect throughout fiscal 2005. All references to expense ratios are to the pro forma expense ratio. The trustees recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The trustees noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the trustees showed that the Fund's at approximate current size contractual effective fee rate of 25.0 basis points was significantly lower than the Expense Group median. The trustees noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 1 basis point. The trustees also noted that the Fund's total expense ratio was somewhat lower than the Expense Group median and materially lower than the Expense Universe median. The trustees concluded that the Fund's expense ratio was satisfactory.

ECONOMIES OF SCALE

The trustees noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The trustees also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The trustees believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


32


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and the AllianceBernstein Exchange Reserves (the "Fund"),(2) prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

1. Advisory fees charged to institutional and other clients of the Adviser for like services;

2.  Advisory fees charged by other mutual fund companies for like services;

3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4. Profit margins of the Adviser and its affiliates from supplying such services;

5.  Possible economies of scale as the Fund grows larger; and

6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.(3)

                            ADVISORY FEE BASED ON % OF            NET ASSETS
FUND                         AVERAGE DAILY NET ASSETS           09/30/06 ($MIL)
-------------------------------------------------------------------------------
Exchange Reserves           25 bp on 1st $1.25 billion              $485.9
                            24 bp on next $0.25 billion
                            23 bp on next $0.25 billion
                            22 bp on next $0.25 billion
                            21 bp on next $1.0 billion
                            20 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the most recently completed fiscal year, the Adviser received $68,500 (0.01% of the Fund's average daily net assets) for such services.


(1) It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Trustees on October 31-November 2, 2006.

(2) Future references to the Fund do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

(3) The Fund was not affected by the Adviser's agreement with the NYAG since the Fund's fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds with a category of "Low Risk Income."


33


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

Set forth below are the total expense ratios as of the Fund's most recent semi-annual period:

FUND                        TOTAL EXPENSE RATIO(4)            FISCAL YEAR
-------------------------------------------------------------------------------
Exchange Reserves           Advisor Class     0.79%           September 30
                            Class A (net)     1.09%
                            Class B (net)     1.55%
                            Class B (gross)   1.80%
                            Class C (net)     1.30%
                            Class C (gross)   1.55%
                            Class R           1.09%
                            Class K           0.66%
                            Class I           0.51%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these costs are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. However, with respect to the Fund, the Adviser represented that there is no institutional product in the Form ADV that has a substantially similar investment style as the Fund.


(4)  Annualized.


34


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

The adviser manages the AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a similar investment style as the Fund:(5)

FUND                            AVPS PORTFOLIO             FEE SCHEDULE
-------------------------------------------------------------------------------
Exchange Reserves Portfolio      Money Market       0.45% on first $2.5 billion
                                                    0.40% on next $2.5 billion
                                                    0.35% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(6) for Short Maturity Dollar, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

FUND                                                      FEE
-------------------------------------------------------------------------------
Short Maturity Dollar                        1.05% on the 1st E100 million(7)
  Class A                                    1.00% on the next E100 million
                                             0.95% in excess of E200 million

  Class I (Institutional)                    0.50% on the 1st E100 million
                                             0.45% on the next E100 million
                                             0.40% in excess of E200 million

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for the following sub-advisory relationship:

FUND                      SUB-ADVISED FUND               FEE SCHEDULE
-------------------------------------------------------------------------------
Exchange Reserves          Client No. 1(8)        0.125% on first $100 million
                                                  0.10% on next $150 million
                                                  0.05% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.


(5) It should be noted that AVPS was affected by the settlement between the Adviser and the NYAG.

(6) Each "all-in" fee shown is for the Class A shares of Short Maturity Dollar. This fee covers investment advisory services and distribution related services.

(7) The current Euro-U.S. dollar currency exchange rate is E1 per $1.26. At that currency exchange rate, E100 million would be equivalent to approximately $126 million. E200 million would be equivalent to approximately $252 million.

(8) This sub-advised fund has a more restrictive investment style than Exchange Reserves; the fund invests primarily in high-quality municipal short-term securities.


35


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fee(9) relative to the median of the Fund's Lipper Expense Group ("EG")(10) at the approximate current asset level of the subject Fund. Set forth below is the Fund's contractual management fee and ranking relative to the medians of the Fund's EG, as of the Fund's most recently completed fiscal year end.

                               CONTRACTUAL          LIPPER
                               MANAGEMENT       EXPENSE GROUP
FUND                             FEE(11)           MEDIAN             RANK
-------------------------------------------------------------------------------
Exchange Reserves                0.250              0.450             1/11

Lipper also analyzed the Fund's most recently completed fiscal year total expense ratio in comparison to the Fund's EG and Lipper Expense Universe ("EU"). Lipper describes an EG as a representative sample of comparable funds and an EU(12) as a broader group, consisting of all funds with the same investment classification/objective and load type as the subject Fund.(13) Lipper also provided pro-forma total expense ratio information (shown in bold and italicized) to account for the Fund's reduction in Rule 12b-1 fees, effective October 1, 2005.

                                 EXPENSE  LIPPER EXP.         LIPPER EXP.
                                  RATIO      GROUP             UNIVERSE
FUND                             (%)(14)   MEDIAN(%)   RANK    MEDIAN(%)  RANK
-------------------------------------------------------------------------------
Exchange Reserves                 1.130     0.998      7/11     1.085    82/153
EXCHANGE RESERVES (PRO-FORMA)     0.930     0.998      6/11     1.085    53/153

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


(9) The Fund's contractual management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(10) Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset size comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

(11) The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(12) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(13) Although Exchange Reserves' EG and EU includes funds with a different load type (back-end load and level load funds), this expansion was not made at the request of the Adviser and the Senior Officer. As a result of the previous year's contractual reduction in Rule 12b-1 fees, which now is 0.30% of the Fund's daily net assets, the Fund is now classified as no-load. Lipper defines no-load funds as those with contractual Rule 12b-1/non 12b-1 service fees less than or equal to 30 basis points.

(14)  Most recently completed fiscal year Class A share total expense ratio.


36


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Trustees to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Trustees was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005, relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship provided the affiliates' charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, and contingent deferred sales charges ("CDSC").

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(15) During the Fund's most recently completed fiscal year, ABI received from the Fund $2,578,152 and $341,371 in Rule 12b-1 and CDSC fees, respectively.(16)

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the Fund's most recently completed fiscal year, ABIS received $1,420,571 in fees from the Fund.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedules being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in


(15) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

(16) The amount shown for Rule 12b-1fees is net of the portion of the distribution fees that was waived by ABI. During the most recently completed fiscal year, ABI waived a portion of the Rule 12b-1 distribution fees in the amounts of $354,161 and $82,373, which reduced the effective annual rate to 0.75% and 0.50% for Class B and Class C shares, respectively.


37


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders would benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year net and gross performance returns and rankings of the Fund(17) relative to the Fund's Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(18) for the periods ended June 30, 2006.(19)

                     FUND
                 RETURN (NET)    PG MEDIAN    PU MEDIAN     PG RANK     PU RANK
-------------------------------------------------------------------------------
1 year               3.17           3.17         3.11         6/11       79/178
3 year               1.45           1.47         1.45         7/11       84/167
5 year               1.28           1.27         1.21         5/10       57/137
10 year              2.90           2.73         3.03          2/5        31/59

                     FUND
                RETURN (GROSS)    PG MEDIAN   PU MEDIAN     PG RANK     PU RANK
-------------------------------------------------------------------------------
1 year               4.34           4.30         4.33         4/11       66/176
3 year               2.58           2.58         2.57         5/11       59/165
5 year               2.35           2.36         2.40         6/10       99/135
10 year              4.01           4.09         4.09          4/5        48/57


(17) The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the net (not gross) performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund's performance returns. However, differences in distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

(18) The Fund's PG is identical to the Fund's EG. The Fund's PU is not identical to the Fund's EU. Funds with negative management fees are normally excluded from EUs, but not necessarily from PUs.

(19) Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.


38


                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold) versus its benchmark:(20)

                                         PERIODS ENDING JUNE 30, 2006
                                            ANNUALIZED PERFORMANCE
-------------------------------------------------------------------------------
                                   1         3         5        10      SINCE
FUNDS                            YEAR      YEAR      YEAR      YEAR   INCEPTION
-------------------------------------------------------------------------------
EXCHANGE RESERVES (NET)          3.17      1.45      1.28      2.90      3.11
Lipper Money Market Average      3.35      1.68      1.52      3.26      3.59


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 15, 2006


(20) The Adviser provided Fund and benchmark performance return information for periods through June 30, 2006.


39


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


ALLIANCEBERNSTEIN FAMILY OF FUNDS

                                            ALLIANCEBERNSTEIN EXCHANGE RESERVES
-------------------------------------------------------------------------------

--------------------------------------------
WEALTH STRATEGIES FUNDS
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
BLENDED STYLE FUNDS
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
GROWTH FUNDS
--------------------------------------------
DOMESTIC

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

GLOBAL & INTERNATIONAL

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
VALUE FUNDS
--------------------------------------------
DOMESTIC

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

GLOBAL & INTERNATIONAL

Global Value Fund
International Value Fund

--------------------------------------------
TAXABLE BOND FUNDS
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
MUNICIPAL BOND FUNDS
--------------------------------------------
National                   Michigan
Insured National           Minnesota
Arizona                    New Jersey
California                 New York
Insured California         Ohio
Florida                    Pennsylvania
Massachusetts              Virginia

--------------------------------------------
INTERMEDIATE MUNICIPAL BOND FUNDS
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
CLOSED-END FUNDS
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
RETIREMENT STRATEGIES FUNDS
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

FOR MORE COMPLETE INFORMATION ON ANY ALLIANCEBERNSTEIN MUTUAL FUND, INCLUDING INVESTMENT OBJECTIVES AND POLICIES, SALES CHARGES, EXPENSES, RISKS AND OTHER MATTERS OF IMPORTANCE TO PROSPECTIVE INVESTORS, VISIT OUR WEB SITE AT WWW.ALLIANCEBERNSTEIN.COM OR CALL US AT 800.227.4618 FOR A CURRENT PROSPECTUS. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

* PRIOR TO FEBRUARY 1, 2006, GLOBAL GOVERNMENT INCOME TRUST WAS NAMED AMERICAS GOVERNMENT INCOME TRUST AND INTERMEDIATE BOND PORTFOLIO WAS NAMED QUALITY BOND PORTFOLIO.

** AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


40



                      (This page left intentionally blank.)



EXC-0151-0906


ITEM 2.   CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's 2005 fiscal year, and by the independent registered public accounting firm KPMG LLP, for the Fund's 2006 fiscal year, for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                        Audit-Related
                      Audit Fees            Fees          Tax Fees
                      ----------        -------------     --------
     2005             $ 29,000            $ 3,457         $ 6,075
     2006               25,000                 $0           5,500


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"):


                                                    Total Amount of
                                                    Foregoing Column
                                                   Pre-approved by the
                              All Fees for           Audit Committee
                           Non-Audit Services     (Portion Comprised of
                            Provided to the        Audit Related Fees)
                         Portfolio, the Adviser   (Portion Comprised of
                         and Service Affiliates         Tax Fees)
                         ----------------------   ---------------------
     2005                      $ 986,569               [$   7,675]
                                                       ($   1,600)
                                                       ($   6,075)
    *2006                    $ 4,880,596               [$   5,500]
                                                       ($       0)
                                                       ($   5,500)


* On June 14, 2006, the Fund engaged KPMG LLP as independent accountants for fiscal year 2006.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT
     -----------    ----------------------
     12 (a) (1)     Code of Ethics that is subject to the disclosure of
                    Item 2 hereof

     12 (b) (1)     Certification of Principal Executive Officer Pursuant
                    to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)     Certification of Principal Financial Officer Pursuant
                    to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Exchange Reserves

By:     /s/ Marc O. Mayer
        ----------------------
        Marc O. Mayer
        President

Date:   November 28, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Marc O. Mayer
        ----------------------
        Marc O. Mayer
        President

Date:   November 28, 2006


By:     /s/ Joseph J. Mantineo
        ----------------------
        Joseph J. Mantineo
        Treasurer and Chief Financial Officer

Date:   November 28, 2006